INVESTOR PRESENTATION

1Q 2025

NASDAQ: ALRS

ALERUS

DISCLAIMERS

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management's long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and future monetary policies of the Federal Reserve in response thereto); interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the implementation of, or changes to, existing policies and executive orders, including tariffs, immigration policy, regulatory and other governmental agencies, foreign policy, and tax regulations; disruptions to the global supply chain, including as a result of domestic or foreign policies; our ability to successfully manage credit risk, including in the commercial real estate ("CRE") portfolio, and maintain an adequate level of allowance for credit losses; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including the level and impact of inflation rates and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; our ability to raise additional capital to implement our business plan; the overall health of the local and national real estate market; credit risks and risks from concentrations (by type of borrower, geographic area, collateral, and industry) within our loan portfolio; the concentration of large loans to certain borrowers (including CRE loans); the level of nonperforming assets on our balance sheet; our ability to implement our organic and acquisition growth strategies, including the integration of HMN Financial, Inc. ("HMNF") which the Company acquired in the fourth quarter of 2024; the commencement, cost, and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject, including with respect to pending actions relating to the Company's previous ESOP fiduciary services commenced by government or private parties; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors' information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid and expensive technological change in the financial services industry; increased competition in the financial services industry, including from non-banks such as credit unions, Fintech companies and digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation ("FDIC") insurance limits; the effectiveness of our risk management framework; potential impairment to the goodwill the Company recorded in connection with our past acquisitions, including the acquisitions of Metro Phoenix Bank and HMNF; the extensive regulatory framework that applies to us; changes in local, state, and federal laws, regulations and government policies concerning the Company's general business, including interpretation and prioritization of such laws, regulations and policies; new or revised accounting standards, as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC") or the Public Company Accounting Oversight Board; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather and natural disasters, and widespread disease or pandemics; acts of war or terrorism, including ongoing conflicts in the Middle East, the Russian invasion of Ukraine, or other adverse external events; any material weaknesses in our internal control over financial reporting; changes to U.S. or state tax laws, regulations and governmental policies concerning our general business, including changes in interpretation or prioritization and changes in response to prior bank failures; talent and labor shortages and employee turnover; our success at managing and responding to the risks involved in the foregoing items; and any other risks described in the "Risk Factors" sections of the reports filed by Alerus Financial Corporation with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Miscellaneous

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information.

COMPANY PROFILE

Alerus is a commercial wealth bank and a national retirement plan provider

DIVERSIFIED REVENUE

Last Twelve Months Ended March 31, 2025

Net Interest Income:
$126.0 million
51.8% of revenue

Noninterest Income:
$117.2 million
48.2% of revenue



Retirement & Benefits Revenue 26.6%
Net Interest Income 51.8%
Wealth Advisory Revenue 11.1%
Banking Fees & Other Revenue[1] 10.5%

RETIREMENT AND BENEFIT SERVICES

Retirement
- Plan administration
- Trust and custodial offerings
- Record keeping

Benefits
- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM:
$ in billions



$34.2
$36.7
$32.1
$36.7
$40.7
$39.9
2020
2021
2022
2023
2024
1Q 2025

BANKING

Business Services
- Commercial and small business offerings
- Treasury Management services
- SBA & CRE Lending

Consumer Services
- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions



$3.0
$3.4
$3.8
$3.9
$5.3
$5.3
2020
2021
2022
2023
2024
1Q 2025

WEALTH ADVISORY

- **Financial Planning:** Retirement | Tax | Estate planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate Administration | Corporate Trusteeship

AUA / AUM:
$ in billions



$3.3
$4.0
$3.6
$4.0
$4.6
$4.5
2020
2021
2022
2023
2024
1Q 2025

1. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

FRANCHISE FOOTPRINT

29 FULL-SERVICE BANKING OFFICES

- **Grand Forks, ND:** 4 offices
- **Fargo, ND:** 3 offices
- **Twin Cities, MN:** 7 offices
- **Rochester, MN:** 4 offices
- **Southern MN, WI and IA:** 9 offices
- **La Crosse, WI:** 1 loan production office
- **Phoenix, AZ:** 2 offices

RETIREMENT AND BENEFIT SERVICES

- Offices in **Minnesota**, **North Dakota**, **Michigan**, and **Colorado**
- Retirement plan service clients in all **50 states**



Market Distribution and Client Base

- **58,300** Consumer banking clients
- **20,100** Commercial banking clients
- **8,500** Employer-sponsored retirement plans
- **12,400** Wealth clients
- **492,100** Employer-sponsored retirement and benefit plan participants and health savings account participants
- **33,400** Flexible spending account and health reimbursement arrangement participants

BANKING

LOANS: $4,085



0.3%
12.1%
19.7%
67.9%

DEPOSITS: $4,485



23.3%
32.0%
7.5%
1.7%
35.5%

WEALTH ADVISORY

AUA / AUM: $4,501



3.7%
13.0%
13.0%
70.3%

RETIREMENT AND BENEFITS

AUA / AUM: $39,926



9.4%
13.5%
77.1%

LEGEND: North Dakota | Minnesota | Arizona | Wisconsin & Iowa | National | Synergistic | *($ in millions)*

STRATEGIC GROWTH

To supplement our organic growth, we have executed **26 acquisitions** throughout the history of our company including: **16** in Banking and **10** in Retirement and Benefits.



1879
Began as the Bank of Grand Forks
Rebranded to Alerus
2000
2007
Expanded to Minnesota Market
Expanded to Arizona Market
2009
2019
Completed Initial Public Offering (IPO)
Acquired Metro Phoenix Bank
2022
2024
Acquired HMN Financial, Inc.

ROE[1] (2019 - 2024)



9.5%
11.0%
11.2%
KBW Regional Bank Index (Median)
KBW Regional Bank Index (Top Quartile)
Alerus Financial[2]

ROA[1] (2019- 2024)



1.11%
1.27%
1.16%
KBW Regional Bank Index (Median)
KBW Regional Bank Index (Top Quartile)
Alerus Financial[2]

1. Source S&P Capital IQ.
2. Excludes net losses on investment securities (after-tax) of $19.5 million in 4Q 2023. See "Non-GAAP Disclosure Reconciliation."

STRATEGIC INITIATIVES

One Alerus = Working Better Together to Grow


Client Oriented
Diversified Services
Synergistic Growth
Tailored Advice
Technology Investment
Reinvention of Processes
One Alerus

Our **Purpose Powers** our **Culture**

Passion for Excellence
Act with accountability and sense of urgency to best serve clients and achieve exceptional results

Success is Never Final
Embrace opportunities to adapt and grow with our industry and our clients

Do the Right Thing
Lead with integrity and provide valued advice and guidance

One Alerus
Work together to provide purpose-driven products and services for our clients

ORGANIC GROWTH

- Collaborative leadership team focused on ***new client*** acquisition, retention, and ***deepening relationships*** with existing clients
- ***Diversified business model*** focused on bringing value to clients through advice and specialty solutions to help clients grow
- Leveraging ***growth synergies*** unavailable to traditional banking organizations

EMPLOYER OF CHOICE

- Recruiting and retaining ***top talent across the organization*** with deep expertise and industry experience
- ***Accelerating growth*** in existing or new mid-market C&I banking markets and specialty niches ***with talent and team lift-outs***

STRATEGIC ACQUISITIONS

- Proven history as ***acquiror of choice*** focused on complementary business models, cultural similarities, and growth opportunities
- Acquisition targets include nationwide ***retirement and benefit*** service providers, ***wealth management*** firms, and ***banks***

PRODUCTIVITY AND EFFICIENCY

- Providing ***secure and reliable*** technology that meets evolving client expectations
- Integrating our full product and service offerings through our ***fast-follower*** technology strategy

OFFICERS AND DIRECTORS

EXECUTIVE MANAGEMENT



KATIE LORENSON
Director, President and
Chief Executive Officer
8 years with Alerus



AL VILLALON
Executive Vice President and
Chief Financial Officer
3 years with Alerus



KARIN TAYLOR
Executive Vice President and
Chief Operating Officer
7 years with Alerus



JIM COLLINS
Executive Vice President and
Chief Banking and Revenue Officer
3 years with Alerus



FORREST WILSON
Executive Vice President and
Chief Retirement Services Officer
1 year with Alerus



MISSY KENEY
Executive Vice President and
Chief Engagement Officer
20 years with Alerus

BOARD OF DIRECTORS



DAN COUGHLIN
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



RANDY NEWMAN
Since 1987
Former President and CEO, Alerus



GALEN VETTER
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



JANET ESTEP
Since 2021
Former President and CEO, Nacha; Former EVP, US Bank Transaction Division; Former VP, Pace Analytical Services



MARY ZIMMER
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors; Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



JOHN URIBE
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



NIKKI SORUM
Since 2023
Former Head of Sales and Distribution, Thrivent; Former SVP, Private Client Group, RBC Wealth Management
Former Partner, McKinsey & Company



JEFFREY BOLTON
Since 2024
Former Chief Administrative Officer and Chief Financial Officer, Mayo Clinic


ALERUS

FIRST QUARTER HIGHLIGHTS

Office in Minnetonka, Minnesota

1Q 2025 HIGHLIGHTS

Success is Never Final

EARNINGS	**Adjusted EPS[1]:** **$0.56** +$0.11 from 4Q24	**NII:** **$41.2 million** 3.41% NIM	**Adjusted ROAA[1]:** **1.10%** +25 bps vs. 4Q24	**Adjusted ROTCE[1]:** **17.6%** +2.7% vs. 4Q24
BALANCE SHEET	**Loans:** **$4.1 billion** +2.3% vs. 4Q24	**Deposits:** **$4.5 billion** +2.4% vs. 4Q24	**L/D Ratio:** **91%** Stable vs. 4Q24	**Synergistic Deposits[2]:** +7.5% vs. 4Q24
ASSET & CAPITAL STRENGTH	**CET1:** **10.1%** Well above bank regulatory requirements	**ACL to total loans:** **1.52%** +2 bps vs. 4Q24	**TBV per Share[1]:** **$15.27** +$0.83 vs. 4Q24	**NCO Ratio:** **0.04%** -9 bps vs. 4Q24

VALUE CREATION

Strong Momentum
Our first full quarter with HMNF integrated provides us with a strong tailwind

Expense Management Discipline
Adjusted efficiency ratio[1] was 66.9% in 1Q25 decreasing 2.1% vs. 4Q24

Paid $0.20 Dividend Per Share
$5.1 million to shareholders

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

1Q 2025 RESULTS

Income Statement

	Three months ended		
	March 31, 2025 (Unaudited)	December 31, 2024 (Unaudited)	March 31, 2024 (Unaudited)
(dollars and shares in thousands, except per share data)			
Net Interest Income	$ 41,157	$ 38,284	$ 22,219
Provision for Credit Losses	863	11,992	—
Net Interest Income After Provision for Credit Losses	40,294	26,292	22,219
Noninterest Income	27,632	33,874	25,323
Noninterest Expense	50,365	60,457	39,019
Income Before Income Taxes	17,561	(291)	8,523
Income Tax Expense	4,246	(225)	2,091
Net Income	$ 13,315	$ (66)	$ 6,432
Adjusted Net Income [1]	*14,352*	*11,245*	*6,671*
Pre-Provision Net Revenue[1]	$ 18,424	$ 11,701	$ 8,523
Adjusted Pre-Provision Net Revenue [1]	*19,737*	*18,247*	*8,826*
Per Common Share Data			
Earnings Per Common Share - Diluted	$ 0.52	$ —	$ 0.32
Adjusted Earnings Per Common Share - Diluted [1]	*0.56*	*0.45*	*0.33*
Diluted Average Common Shares Outstanding	25,653	25,144	19,986
Performance Ratios			
Return on Average Total Assets	1.02 %	— %	0.63 %
Adjusted Return on Average Total Assets	*1.10 %*	*0.85 %*	*0.65 %*
Return on Average Tangible Common Equity[1]	16.50 %	2.38 %	9.78 %
Adjusted Return on Average Tangible Common Equity [1]	*17.61 %*	*14.89 %*	*10.10 %*
Noninterest Income as a % of Revenue	40.17 %	46.94 %	53.26 %
Net Interest Margin (Tax-Equivalent)	3.41 %	3.20 %	2.30 %
Efficiency Ratio[1]	68.76 %	79.47 %	78.88 %
Adjusted Efficiency Ratio[1]	*66.86 %*	*68.97 %*	*78.24 %*

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

PERFORMANCE RATIOS

Adjusted Return on Average Assets[(1)/(2)]


0.65%
0.85%
1.10%
1Q 2024
4Q 2024
1Q 2025

Adjusted Return on Average Tangible Common Equity[(1)/(2)]


10.10%
14.89%
17.61%
1Q 2024
4Q 2024
1Q 2025

Tangible Book Value per Share[(2)]


$15.63
$14.44
$15.27
1Q 2024
4Q 2024
1Q 2025

1. Rates have been annualized.
2. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY REVENUE ITEMS



Net Interest Income
$ in thousands
$22,219
$38,284
$41,157
1Q 2024
4Q 2024
1Q 2025

Net Interest Income:	+7.5% Linked Quarter +85.2% Year-over-year



Noninterest Income
$ in thousands | % of noninterest income
Retirement & Benefit Services
Wealth Advisory
Banking Fees and Other(1)
One-time Items(2)
$25,323
$5
0.0%
$3,545
14.0%
$6,118
24.2%
$15,655
61.8%
$33,874
$3,459
10.2%
$6,917
20.4%
$7,010
20.7%
$16,488
48.7%
$27,632
$4,621
16.7%
$6,905
25.0%
$16,106
58.3%
1Q 2024
4Q 2024
1Q 2025

Noninterest Income:	-18.4% Linked Quarter +9.1% Year-over-year

1. Banking fees and other consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. One-time items include the net gain on sale of premises and equipment of $3.5 million in 4Q 2024 and $5 thousand in 1Q 2024.

NET INTEREST INCOME

YIELDS AND RATES

Earning Assets



2.48%
5.72%
5.05%
2.68%
6.27%
5.60%
2.79%
6.23%
5.63%
1Q 2024
4Q 2024
1Q 2025
Investment Securities Yield
Loan Yield
Total Earning Asset Yield

Cost of Funds



2.56%
3.26%
2.91%
2.37%
2.96%
2.53%
2.18%
2.71%
2.34%
1Q 2024
4Q 2024
1Q 2025
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds

NIM[1]



2.30%
3.20%
3.41%
1Q 2024
4Q 2024
1Q 2025
NIM[1]

NII AND NIM[1] WALK

$ in Thousands



$38,284
$3,089
$2,379
$(699)
$(915)
$(981)
$41,157
4Q 2024
Asset Volume/Mix
Liability Rate
Asset Rate & PAA
Accrual Days
Liability Volume/Mix
1Q 2025

NIM:	3.20%	0.15%	0.20%	(0.06%)	0.00%	(0.08%)	3.41%

QUARTERLY HIGHLIGHTS

- Net interest income for the first quarter of 2025 was $41.2 million, a $2.9 million, or 7.5%, increase from the fourth quarter of 2024.
  - The increase was primarily due to lower cost of funds, higher earning assets acquired in the HMNF transaction, and strong organic loan growth at higher yields.
- Net interest margin (on a tax-equivalent basis) increased 21 basis points to 3.41% from 3.20% for the fourth quarter of 2024.
  - The increase was mainly attributable to lower average rates paid on deposit balances and organic loan growth at higher yields, partially offset by less purchase accounting accretion (PAA) from fewer pay-offs between the periods.

1. Tax-equivalent net interest margin.
Yields and rates have been annualized.

EARNING ASSETS

MARCH 31, 2025 LOAN PORTFOLIO[1]


1.0%
16.1%
8.8%
8.6%
23.3%
10.4%
3.3%
28.5%

LOAN PORTFOLIO[1] CHANGES

$ in thousands

Chart Legend	Category	As of 3/31/2024	As of 12/31/2024	As of 3/31/2025	Change QoQ	Change YoY
■	Commercial and industrial	$ 575,259	$ 666,727	$ 658,446	-1.2%	14.5%
■	CRE - Construction, land and development	125,966	294,677	360,024	22.2%	185.8%
■	CRE - Multifamily	260,609	363,123	353,060	-2.8%	35.5%
■	CRE - Non-owner occupied	565,979	967,025	951,559	-1.6%	68.1%
■	CRE - Owner occupied	285,211	371,418	424,880	14.4%	49.0%
■	Agriculture	77,585	124,307	133,134	7.1%	71.6%
■	Residential real estate	879,033	1,161,135	1,165,427	0.4%	32.6%
■	Other consumer	29,833	44,122	38,953	-11.7%	30.6%
	Total	**$ 2,799,475**	**$ 3,992,534**	**$ 4,085,483**	**2.3%**	**45.9%**

INVESTMENT PORTFOLIO


$ in thousands
Municipals
Corporate Debt
Corporate ABS & CMO
Other (2)
Agency MBS
$768,964
16.3%
6.4%
41.8%
0.6%
34.9%
$867,078
13.8%
6.0%
44.9%
3.9%
31.4%
$839,535
13.8%
6.4%
45.9%
1.7%
32.2%
3/31/2024
12/31/2024
3/31/2025

	3/31/2024	12/31/2024	3/31/2025
Held-to-Maturity:	38.0%	31.8%	32.0%
Available-for-Sale:	61.4%	67.8%	67.6%
Trading Securities[2]:	0.6%	0.4%	0.4%
% of Earning Assets:	18.7%	17.6%	16.8%
AOCI:	$(74,256)	$(73,366)	$(63,254)

QUARTERLY HIGHLIGHTS

- Total loans increased $93 million, or 2.3%, from December 31, 2024.
- Quarter over quarter growth was mainly attributed to an increase in commercial loans, partially offset by a decrease in consumer loans.
- Total non-owner occupied and multifamily CRE loans, to total Bank risk-based capital[3] was **253%** as of March 31, 2025.
- The investment portfolio decreased $28 million compared to December 31, 2024, largely due to paydowns and maturities of U.S. Treasuries and Agency non-MBS.

1. Additional loan portfolio breakdown available in appendix.
2. Other includes U.S. Treasury and Agencies, Agency Non-MBS, and trading securities which consist of mutual funds held for deferred compensation.
3. Alerus Financial, N.A. (Bank) total risk-based capital was $516 million as of March 31, 2025.

DEPOSIT CHARACTERISTICS

MARCH 31, 2025 DEPOSIT PORTFOLIO (BY CATEGORY)



4.4%
14.9%
Noninterest-bearing: 19.8%
28.6%
32.3%

DEPOSIT PORTFOLIO CHANGES

$ in thousands

Chart Legend	Category	As of 3/31/2024	As of 12/31/2024	As of 3/31/2025	Change QoQ	Change YoY
■	Noninterest-bearing	$ 692,500	$ 903,466	$ 889,270	-1.6%	28.4%
■	Interest-bearing demand	938,751	1,220,173	1,283,031	5.2%	36.7%
■	Money market and savings	1,013,983	1,357,536	1,450,797	6.9%	43.1%
■	Time deposits	456,729	706,965	663,522	-6.1%	45.3%
■	HSA deposits	183,006	190,270	198,671	4.4%	8.6%
	Total	**$ 3,284,969**	**$ 4,378,410**	**$ 4,485,291**	**2.4%**	**36.5%**
	Loan to deposits ratio	**85.2%**	**91.2%**	**91.1%**		

MARCH 31, 2025 DEPOSIT PORTFOLIO (BY CLIENT SEGMENT)



Public 7.6%
Synergistic(1) 23.3%
Consumer 34.2%
Commercial 34.9%

Synergistic deposits(1) grew **+18.6%** from March 31, 2024.

QUARTERLY HIGHLIGHTS

- Total deposits increased $107 million, or 2.4%, from December 31, 2024.
- The loans to deposits ratio was 91.1% as of March 31, 2025, a decrease of 10 basis point from December 31, 2024.
- The increase in total deposits was due to expanded and new commercial deposit relationships and synergistic deposit growth.
- Synergistic deposits increased 7.5% from December 31, 2024.

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

BANKING SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	1Q 2025	4Q 2024	1Q 2024
Net interest income	$ 41,157	$ 38,284	$ 22,219
Provision for credit losses[2]	863	11,992	-
Noninterest income[3]	4,621	10,376	3,550
Total revenue	44,915	36,668	25,769
Noninterest expense[4]	29,211	30,667	18,671
Net income before taxes:	**$ 15,704**	**$ 6,001**	**$ 7,098**

NONINTEREST INCOME[3] BREAKDOWN

$ in thousands



$3,550
$5
$921
$565
$389
$1,670
$10,376
$3,459
$2,274
$722
$644
$3,277
$4,621
$1,757
$686
$651
$1,527
1Q 2024
4Q 2024
1Q 2025
Mortgage
Service Charges
Debit Card Interchange
Other
One-time Items(5)

MORTGAGE HIGHLIGHTS

$ in millions



Portfolio
Sale
$54
$2
$52
$89
$12
$77
$71
$6
$65
1Q 2024
4Q 2024
1Q 2025

	1Q 2024	4Q 2024	1Q 2025
Purchase:	94.8%	86.1%	83.5%
Refinance:	5.2%	13.9%	16.5%
Fair Value Change:	$306	($170)	$186

$ in thousands

BANKING SERVICES QUARTERLY HIGHLIGHTS

- Banking services noninterest income decreased 55.5% from the fourth quarter of 2024.
- The decrease was primarily due to a gain on the sale of fixed assets related to the sale of one of our three Fargo, North Dakota offices that occurred in the fourth quarter 2024.
- Mortgage revenue for the first quarter of 2025 decreased $1.8 million, or 53.4%, from the fourth quarter of 2024 due, in part, to a $734 thousand decrease in the fair value of mortgage servicing rights.

1. Includes Corporate Administration income.
2. Includes $7,772 thousand of HMNF day one provision for credit losses in 4Q 2024.
3. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
4. Excludes HMNF acquisition-related expenses.
5. One-time items include the net gain on sale of premises and equipment of $3.5 million in 4Q 2024 and $5 thousand in 1Q 2024.

RETIREMENT AND BENEFIT SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	1Q 2025	4Q 2024	1Q 2024
Recurring annual income	$ 13,243	$ 13,276	$ 12,548
Transactional income	2,863	3,212	3,107
Total noninterest income	16,106	16,488	15,655
Noninterest expense	13,617	14,790	14,189
Net income before taxes:	**$ 2,489**	**$ 1,698**	**$ 1,466**

AUA / AUM AND PARTICIPANTS



$ in millions
$36,733
$32,123
$36,682
$40,729
$39,926
447,564
453,757
473,692
500,164
492,092
2021
2022
2023
2024
1Q 2025
AUA/AUM
Participants

SYNERGISTIC DEPOSITS



$ in thousands
$525,778
$529,584
$598,160
$683,149
$743,089
$170,224
$167,796
$188,349
$211,988
$237,927
$153,224
$166,171
$176,729
$190,270
$198,671
$202,330
$195,617
$233,082
$280,891
$306,491
2021
2022
2023
2024
1Q 2025
Money Market
HSA
Other

QUARTERLY HIGHLIGHTS

- Retirement and Benefit Services revenue decreased 2.3% compared to the fourth quarter of 2024. The decrease was primarily driven by a decrease in asset-based and other fees.
- AUA / AUM decreased 2.0% from December 31, 2024, while outstanding plans on March 31, 2025 was 8,539.
- 61% of Retirement and Benefit Services revenue is tied to plans, participants, and activity while 39% of revenue is market sensitive.
- 52.5% of Retirement and Benefit Services synergistic deposits are indexed.
- HSA synergistic deposits had an average cost of funds of 10 bps for the first quarter of 2025.

1. Excludes funds transfer pricing credit on synergistic deposits.

WEALTH ADVISORY SERVICES

DIVISIONAL[1] INCOME STATEMENT

$ in thousands

	1Q 2025	4Q 2024	1Q 2024
Asset management	5,761	$ 5,974	$ 5,256
Brokerage	534	651	366
Insurance and advisory	610	385	496
Total noninterest income	6,905	7,010	6,118
Noninterest expense	4,837	4,144	3,750
Net income before taxes:	**$ 2,068**	**$ 2,866**	**$ 2,368**

AUA / AUM



$ in millions
$4,040
$3,583
$4,019
$4,579
$4,501
2021
2022
2023
2024
1Q 2025

SYNERGISTIC DEPOSITS



$ in thousands
$143,183
$161,973
$253,384
$290,411
$303,956
2021
2022
2023
2024
1Q 2025

QUARTERLY HIGHLIGHTS

- Wealth advisory services revenue decreased 1.5% from the fourth quarter of 2024.
- AUA / AUM decreased 1.7% from December 31, 2024.
- Synergistic Wealth deposits grew 4.7% in the first quarter 2025 compared to December 31, 2024.
- 93.6% of Wealth Advisory Services synergistic deposits are indexed.

1. Excludes funds transfer pricing credit on synergistic deposits.

NONINTEREST EXPENSE



$ in thousands
$39,019
$308
$4,255
$1,965
$5,345
$1,906
$25,240
$60,457
$10,005
$7,693
$3,235
$6,935
$1,963
$30,626
$50,365
$1,313
$7,986
$2,710
$5,752
$2,907
$29,697
1Q 2024
4Q 2024
1Q 2025
Compensation and Benefits
Occupancy and Equipment
Business Services, Software and Technology
Professional Fees and Assessments
Other(1)
One-time items(2)

Noninterest Expense: -16.7% Linked Quarter +29.1% Year-over-year

QUARTERLY HIGHLIGHTS

- Noninterest expense decreased $10.1 million, or 16.7%, compared to the fourth quarter of 2024.
- The quarter over quarter decrease was primarily driven by the acquisition of HMNF and related expenses in the fourth quarter of 2024.
- The quarter over quarter decrease in business services, software and technology expense was primarily related to core processing and computer supply expense synergies realized from the HMNF transaction.

YEAR-OVER-YEAR HIGHLIGHTS

- Noninterest expense increased $11.3 million, or 29.1%, compared to the first quarter of 2024.
- Expense increases were primarily driven by the increased size of the Company due to the HMNF acquisition that closed in the fourth quarter 2024.
- Increased labor costs, employee benefit costs, higher FDIC expenses, and intangible amortization expense also drove expenses higher.

1. Consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.
2. Consists of HMNF acquisition-related expenses and severance and signing bonus expenses. See "Total adjusted noninterest expense items" in the "Non-GAAP Disclosure Reconciliation."

ASSET QUALITY AND RESERVE LEVELS

NPA / ASSETS %



0.09%
0.10%
0.22%
1.20%
0.96%
2021
2022
2023
2024
1Q 2025

	2021	2022	2023	2024	1Q 2025
NCO/ Avg Loans	(0.04)%	0.02%	(0.04)%	0.13%	0.04%

RESERVES OVER NPL %

$ in thousands



1,437%
821%
410%
95%
123%

	2021	2022	2023	2024	1Q 2025
Nonaccrual loans	$2,076	$3,794	$8,596	$54,433	$50,517
Accruing loans 90+ days past due	121	-	139	8,453	-
Total NPLs	$2,197	$3,794	$8,735	$62,886	$50,517

RESERVES / LOANS %



1.80%
1.27%
1.30%
1.50%
1.52%
2021
2022
2023
2024
1Q 2025

HIGHLIGHTS

- For the first quarter of 2025, the Company had net charge-offs of $0.4 million which resulted in net charge-offs to average loans of 4 bps in the quarter.
- The reserves to total loans ratio was 1.52% at March 31, 2025, an increase of 2 bps from December 31, 2024.
- Total nonperforming assets were $51.0 million as of March 31, 2025, a decrease of $11.9 million from December 31, 2024.
- Recorded a provision for credit losses of $0.9 million for the first quarter of 2025. The provision for credit losses was primarily driven by loan growth in CRE construction, land and development loans.

CAPITAL AND SOURCES OF LIQUIDITY

COMMON EQUITY TIER 1


14.7%
13.4%
11.8%
9.9%
10.1%
2021
2022
2023
2024
1Q 2025

TIER 1 CAPITAL/TIER 1 LEVERAGE RATIOS


9.8%
15.1%
11.3%
13.7%
10.6%
12.1%
8.7%
10.1%
8.9%
10.3%
6%
4%
Tier 1 Capital
Leverage
2021
2022
2023
2024
1Q 2025
Tier 1 Leverage
Tier 1 Capital
Regulatory Capital Minimum to be considered adequately capitalized.

TOTAL RISK BASED CAPITAL


18.6%
16.5%
14.8%
12.5%
12.7%
8%
2021
2022
2023
2024
1Q 2025
Regulatory Capital Minimum to be considered adequately capitalized.

LIQUIDITY

$ in thousands

Total assets	$ 5,339,620
Cash and cash equivalents	82,979
Unencumbered securities AFS	280,880
Overcollateralized securities pledging positions - AFS	46,299
Total On Balance Sheet Liquidity[1]	**410,158**
FHLB borrowing capacity	1,255,473
FRB Discount Window Capacity	49,170
Fed funds lines	127,000
Brokered CD capacity[2]	1,042,295
Total Off Balance Sheet Liquidity	**2,473,938**
Total Liquidity as of March 31, 2025	**$ 2,884,096**
Total Liquidity (Ex-brokered CD Capacity)	***$ 1,841,801***

1. Excludes unencumbered HTM securities with a market value of $40.4 million.
2. The Company had $25.6 million of brokered deposits as of March 31, 2025.

OUTLOOK

Full Year

	Comparison		2025 Guidance
Loans *End of period*	$4.0b *12/31/2024*	»	Up mid single digits
Deposits *End of period*	$4.4b *12/31/2024*	»	Up low single digits
NIM	2.56% *2024*	»	3.20 – 3.30%
Noninterest Income	$114.9m *2024*	»	Stable
Adjusted Efficiency Ratio(1)	73.4% *2024*	»	< 68.0%

KEY TAKEAWAYS

A strong start to 2025 with a full quarter of HMNF integrated

EARNINGS

Increased earnings on the back of robust NII growth

- Net interest margin expansion of 21 bps compared to the fourth quarter of 2024
- Adjusted ROA[(1)] of 1.10% in the first quarter of 2025
- Adjusted EPS[(1)] increased $0.11 compared to the prior quarter

BALANCE SHEET

Continued expansion of our balance sheet has bolstered our franchise

- $93 million, or 2.3%, growth in loans compared to December 31, 2024
- $107 million, or 2.4%, increase in deposits compared to December 31, 2024
- 91.1% loan to deposit ratio

ASSET & CAPITAL STRENGTH

Robust capital, reserve levels, asset quality, and diversification keep us well positioned

- Total reserves to loans of 1.52%
- CET1 of 10.1%; well above bank regulatory requirements
- Book value per share of $20.27, an increase of $0.72 from the prior quarter

VALUE CREATION

We remain focused on the long-term success of the Company

- Recognized a robust first quarter with HMNF fully integrated
- Returned $5.1 million to stockholders through dividends
- Continued momentum in returning the Company to top tier performance

1. Represents a non-GAAP Financial measure. See "Non-GAAP Disclosure Reconciliation."


ALERUS
ALERUS

Office in Downtown Minneapolis, Minnesota

APPENDIX

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)	Quarter ended March 31, 2025				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 41,807	$ -	$ -	$ (650)	$ 41,157
Provision for loan losses	863	-	-	-	863
Noninterest income[2]	4,648	16,106	6,905	(27)	27,632
Noninterest expense	29,211	13,617	4,837	2,700	50,365
Net income before taxes	**$ 16,381**	**$ 2,489**	**$ 2,068**	**$ (3,377)**	**$ 17,561**

	Quarter ended December 31, 2024				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 38,949	$ -	$ -	$ (665)	$ 38,284
Provision for loan losses[1]	11,992	-	-	-	11,992
Noninterest income[2]	6,907	16,488	7,010	3,469	33,874
Noninterest expense	30,667	14,790	4,144	10,856	60,457
Net income before taxes	**$ 3,197**	**$ 1,698**	**$ 2,866**	**$ (8,052)**	**$ (291)**

	Quarter ended March 31, 2024				
	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 22,897	$ -	$ -	$ (678)	$ 22,219
Provision for loan losses	-	-	-	-	-
Noninterest income[2]	3,489	15,655	6,118	61	25,323
Noninterest expense	18,671	14,189	3,750	2,409	39,019
Net income before taxes	**$ 7,715**	**$ 1,466**	**$ 2,368**	**$ (3,026)**	**$ 8,523**

1. Includes $7,772 thousand of HMNF day one provision for credit losses
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

LOAN PORTFOLIO BREAKDOWN

($ in thousands)	March 31, 2025 Balance	March 31, 2025 Percent of Portfolio	December 31, 2024 Balance	December 31, 2024 Percent of Portfolio
Commercial and industrial:				
General business	$ 329,879	8.1%	$ 340,702	8.5%
Services	177,036	4.3%	177,813	4.5%
Retail trade	87,002	2.1%	88,105	2.2%
Manufacturing	64,529	1.6%	60,107	1.5%
Total commercial and industrial	**658,446**	**16.1%**	**666,727**	**16.7%**
Commercial real estate:				
Construction, land and development	360,024	8.8%	294,677	7.4%
Multifamily	353,060	8.6%	363,123	9.1%
Non-owner occupied				
Office	165,914	4.1%	168,170	4.2%
Industrial	171,259	4.2%	169,391	4.2%
Retail	149,250	3.7%	154,325	3.9%
Hotel	170,497	4.2%	170,982	4.3%
Medical Office	166,912	4.1%	139,939	3.5%
Medical or nursing facility	84,873	2.1%	110,164	2.8%
Other commercial real estate	42,854	0.9%	54,054	1.3%
Total non-owner occupied	951,559	23.3%	967,025	24.2%
Owner Occupied	424,880	10.4%	371,418	9.3%
Total commercial real estate	**2,089,523**	**51.1%**	**1,996,243**	**50.0%**
Agricultural:				
Land	68,894	1.7%	61,299	1.5%
Production	64,240	1.6%	63,008	1.6%
Total agricultural	**133,134**	**3.3%**	**124,307**	**3.1%**
Consumer				
Residential real estate first lien	907,534	22.2%	921,019	23.1%
Residential real estate construction	38,553	0.9%	33,547	0.8%
Residential real estate HELOC	175,600	4.3%	162,509	4.1%
Residential real estate junior lien	43,740	1.1%	44,060	1.1%
Other Consumer	38,953	1.0%	44,122	1.1%
Total consumer	**1,204,380**	**29.5%**	**1,205,257**	**30.2%**
Total loans	**$ 4,085,483**	**100.0%**	**$ 3,992,534**	**100.0%**

LINE OF CREDIT UTILIZATION



C&I
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2021
2022
2023
2024
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
Funded
Unfunded
Funded %



Home Equity Lines of Credit
500,000
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
60%
50%
40%
30%
20%
10%
0%
$ in thousands
2021
2022
2023
2024
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
Funded
Unfunded
Funded %

Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, ag production, and loans to public entities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Changes in the ACL for Loans by Portfolio Segment

($ in thousands)	Three months ended March 31, 2025 Beginning Balance	Provision for Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial:					
Commercial and industrial	$ 8,170	$ (311)	$ (169)	$ 270	$ 7,960
Commercial real estate					
Construction, land and development	16,277	2,092	—	—	18,369
Multifamily	4,716	33	—	—	4,749
Non-owner occupied	16,513	(171)	—	—	16,342
Owner occupied	3,226	275	—	11	3,512
Total commercial real estate	40,732	2,229	—	11	42,972
Agricultural					
Land	597	6	—	—	603
Production	631	270	—	12	913
Total Agriculture	1,228	276	—	12	1,516
Total commercial	**50,130**	**2,194**	**(169)**	**293**	**52,448**
Consumer:					
Residential real estate					
First lien	6,921	175	(54)	—	7,042
Construction	357	110	—	—	467
HELOC	1,339	91	(250)	—	1,180
Junior lien	742	(3)	(300)	—	439
Total residential real estate	9,359	373	(604)	—	9,128
Other consumer	440	(160)	(39)	112	353
Total Consumer	9,799	213	(643)	112	9,481
Total	**$ 59,929**	**$ 2,407**	**$ (812)**	**$ 405**	**$ 61,929**

1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of ($1,542) thousand related to off-balance sheet credit exposure and ($2) thousand related to held-to-maturity investment securities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Allocation by Loan Portfolio Segment

($ in thousands)	March 31, 2025 Allocated Allowance	March 31, 2025 Percentage of segment allowance to segment loans	December 31, 2024 Allocated Allowance	December 31, 2024 Percentage of segment allowance to segment loans
Commercial and industrial	$ 7,960	1.21%	$ 8,170	1.23%
CRE - Construction, land and development	18,369	5.10%	16,277	5.52%
CRE - Multifamily	4,749	1.35%	4,716	1.30%
CRE - Non-owner occupied	16,342	1.72%	16,513	1.71%
CRE - Owner occupied	3,512	0.83%	3,226	0.87%
Agricultural - Land	603	0.88%	597	0.97%
Agricultural - Production	913	1.42%	631	1.00%
Residential real estate first lien	7,042	0.78%	6,921	0.75%
Residential real estate construction	467	1.21%	357	1.06%
Residential real estate HELOC	1,180	0.67%	1,339	0.82%
Residential real estate junior lien	439	1.00%	742	1.68%
Other Consumer	353	0.91%	440	1.00%
Total loans	**$ 61,929**	**1.52%**	**$ 59,929**	**1.50%**

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly				
	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
Total Assets	$ 4,338,093	$ 4,358,623	$ 4,084,640	$ 5,261,673	$ 5,339,620
Total Loans	2,799,475	2,915,792	3,032,343	3,992,534	4,085,483
Total Deposits	3,284,969	3,298,575	3,323,550	4,378,410	4,485,291
Tangible Common Equity[1]	309,018	311,933	326,517	365,894	387,426
Net Income	$ 6,432	$ 6,208	$ 5,207	$ (66)	$ 13,315
ROAA (%)	0.63	0.58	0.48	—	1.02
ROATCE(%)[1]	9.78	9.40	7.83	2.38	16.50
Net Interest Margin (FTE) (%)	2.30	2.39	2.23	3.20	3.41
Efficiency Ratio (FTE) (%)[1]	78.88	72.50	80.29	79.47	68.76
Non-Int. Income/Op. Rev. (%)	53.26	53.28	55.72	46.94	40.17
Earnings per common share - diluted	$ 0.32	$ 0.31	$ 0.26	$ -	$ 0.52
Total Equity/Total Assets (%)	8.57	8.56	9.46	9.42	9.63
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.23	7.26	8.11	7.13	7.43
Loans/Deposits (%)	85.22	88.40	91.24	91.19	91.09
NPLs/Loans (%)	0.26	0.95	1.58	1.58	1.24
NPAs/Assets (%)	0.17	0.63	1.18	1.20	0.96
Allowance/NPLs (%)	498.08	138.79	81.50	95.30	122.59
Allowance/Loans (%)	1.31	1.31	1.29	1.50	1.52
NCOs/Average Loans (%)	0.01	0.36	0.04	0.13	0.04

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Annual					20 - '24
	2020	2021	2022	2023	2024	CAGR
Total Assets	$ 3,013,771	$ 3,392,691	$ 3,779,637	$ 3,907,713	$ 5,261,673	14.9%
Total Loans	1,979,375	1,758,020	2,443,994	2,759,583	3,992,534	19.2%
Total Deposits	2,571,993	2,920,551	2,915,484	3,095,611	4,378,410	14.2%
Tangible Common Equity[1]	274,043	307,663	287,330	305,186	365,894	7.5%
Net Income	$ 44,675	$ 52,681	$ 40,005	$ 11,696	$ 17,780	
ROAA (%)	1.61	1.66	1.14	0.31	0.39	
ROATCE(%)[1]	17.74	18.89	15.09	5.37	7.12	
Net Interest Margin (FTE) (%)	3.22	2.90	3.04	2.46	2.56	
Efficiency Ratio (FTE) (%)[1]	68.40	70.02	72.86	85.85	77.92	
Non-Int. Income/Op. Rev. (%)	64.05	62.86	52.72	47.74	51.78	
Earnings per common share - diluted	2.52	2.97	2.10	0.58	0.83	
Total Equity/Total Assets (%)	10.96	10.59	9.44	9.45	9.42	
Tang. Cmn. Equity/Tang. Assets (%)[1]	9.27	9.21	7.74	7.94	7.13	
Loans/Deposits (%)	76.96	60.19	83.83	89.15	91.19	
NPLs/Loans (%)	0.26	0.12	0.16	0.32	1.58	
NPAs/Assets (%)	0.17	0.09	0.10	0.22	1.20	
Allowance/NPLs (%)	674.13	1,437.05	820.93	410.34	95.30	
Allowance/Loans (%)	1.73	1.80	1.27	1.30	1.50	
NCOs/Average Loans (%)	0.03	(0.04)	0.02	(0.04)	0.13	

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Quarterly				
	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 371,635	$ 373,226	$ 386,486	$ 495,410	$ 514,232
Less: Goodwill	46,783	46,783	46,783	85,634	85,634
Less: Other intangible assets	15,834	14,510	13,186	43,882	41,172
Tangible common equity (a)	309,018	311,933	326,517	365,894	387,426
Total assets	4,338,093	4,358,623	4,084,640	5,261,673	5,339,620
Less: Goodwill	46,783	46,783	46,783	85,634	85,634
Less: Other intangible assets	15,834	14,510	13,186	43,882	41,172
Tangible assets (b)	4,275,476	4,297,330	4,024,671	5,132,157	5,212,814
Tangible common equity to tangible assets (a)/(b)	7.23%	7.26%	8.11%	7.13%	7.43%
Tangible common equity per common share					
Total stockholders' equity	$ 371,635	$ 373,226	$ 386,486	$ 495,410	$ 514,232
Less: Goodwill	46,783	46,783	46,783	85,634	85,634
Less: Other intangible assets	15,834	14,510	13,186	43,882	41,172
Tangible common equity (c)	309,018	311,933	326,517	365,894	387,426
Common shares outstanding (d)	19,777	19,778	19,790	25,345	25,366
Tangible common equity per common share (c)/(d)	$ 15.63	$ 15.77	$ 16.50	$ 14.44	$ 15.27
Return on average tangible common equity					
Net income	$ 6,432	$ 6,208	$ 5,207	$ (66)	$ 13,315
Add: Intangible amortization expense (net of tax)	1,046	1,046	1,046	2,215	2,141
Net income, excluding intangible amortization (e)	7,478	7,254	6,253	2,149	15,456
Average total equity	367,248	369,217	375,229	478,092	499,224
Less: Average goodwill	46,783	46,783	46,783	84,393	85,634
Less: Average other intangible assets (net of tax)	13,018	11,969	10,933	34,107	33,718
Average tangible common equity (f)	307,447	310,465	317,513	359,592	379,872
Return on average tangible common equity (e)/(f)	9.78%	9.40%	7.83%	2.38%	16.50%
Efficiency ratio					
Noninterest expense	$ 39,019	$ 38,752	$ 42,447	$ 60,457	$ 50,365
Less: Intangible amortization expense	1,324	1,324	1,324	2,804	2,710
Adjusted noninterest expense for efficiency ratio (g)	37,695	37,428	41,123	57,653	47,655
Net interest income	22,219	24,001	22,542	38,284	41,157
Noninterest income	25,323	27,371	28,363	33,874	27,632
Tax-equivalent adjustment	246	255	314	385	520
Total tax-equivalent revenue (h)	47,788	51,627	51,219	72,543	69,309
Efficiency ratio (g)/(h)	78.88%	72.50%	80.29%	79.47%	68.76%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual				
	2020	2021	2022	2023	2024
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 330,163	$ 359,403	$ 356,872	$ 369,127	$ 495,410
Less: Goodwill	30,201	31,490	47,087	46,783	85,634
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible common equity (a)	274,043	307,663	287,330	305,186	365,894
Total assets	3,013,771	3,392,691	3,779,637	3,907,713	5,261,673
Less: Goodwill	30,201	31,490	47,087	46,783	85,634
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible assets (b)	2,957,651	3,340,951	3,710,095	3,843,772	5,132,157
Tangible common equity to tangible assets (a)/(b)	9.27%	9.21%	7.74%	7.94%	7.13%
Tangible common equity per common share					
Total stockholders' equity	$ 330,163	$ 359,403	$ 356,872	$ 369,127	$ 495,410
Less: Goodwill	30,201	31,490	47,087	46,783	85,634
Less: Other intangible assets	25,919	20,250	22,455	17,158	43,882
Tangible common equity (c)	274,043	307,663	287,330	305,186	365,894
Common shares outstanding (d)	17,125	17,213	19,992	19,734	25,345
Tangible common equity per common share (c)/(d)	$ 16.00	$ 17.87	$ 14.37	$ 15.46	$ 14.44
Return on average tangible common equity					
Net income	$ 44,675	$ 52,681	$ 40,005	$ 11,696	$ 17,780
Add: Intangible amortization expense (net of tax)	3,129	3,460	3,756	4,184	5,353
Net income, excluding intangible amortization (e)	47,804	56,141	43,761	15,880	23,133
Average total equity	310,208	346,059	346,355	358,268	397,738
Less: Average goodwill	27,439	30,385	39,415	46,959	56,237
Less: Average other intangible assets (net of tax)	13,309	18,548	17,018	15,624	17,534
Average tangible common equity (f)	269,460	297,126	289,922	295,685	323,967
Return on average tangible common equity (e)/(f)	17.74%	18.89%	15.09%	5.37%	7.12%
Efficiency Ratio					
Noninterest expense	$ 163,799	$ 168,909	$ 158,770	$ 150,157	$ 180,675
Less: Intangible amortization expense	3,961	4,380	4,754	5,296	6,776
Adjusted noninterest expense (i)	159,838	164,529	154,016	144,861	173,899
Net interest income	83,846	87,099	99,729	87,839	107,045
Noninterest income	149,371	147,387	111,223	80,229	114,930
Tax-equivalent adjustment	455	492	429	671	1,202
Total tax-equivalent revenue(j)	233,672	234,978	211,381	168,739	223,177
Efficiency ratio (i)/(j)	68.40%	70.02%	72.86%	85.85%	77.92%

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Annual						
	2019	2020	2021	2022	2023	2024	Average
Adjusted net income excluding net gains (losses) on investment securities							
Net Income	$ 29,540	$ 44,675	$ 52,681	$ 40,005	$ 11,696	$ 17,780	
Less: Net gains (losses) on investment securities	-	-	-	-	(19,468)	-	
Adjusted net income excluding net gains (losses) on investment securities[1] (a)	29,540	44,675	52,681	40,005	31,164	17,780	
Adjusted return on average equity							
Average total equity (b)	231,084	310,208	346,059	346,355	358,268	397,738	
Adjusted return on average equity (a)/(b)	12.78%	14.40%	15.22%	11.55%	8.70%	4.47%	11.19%
Adjusted return on average assets							
Average total assets (c)	2,211,993	2,775,140	3,178,820	3,500,655	3,817,017	4,503,483	
Adjusted return on average assets (a)/(c)	1.34%	1.61%	1.66%	1.14%	0.82%	0.39%	1.16%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly		
	1Q 2024	4Q 2024	1Q 2025
Pre-provision net revenue			
Add: Net interest income	$ 22,219	$ 38,284	$ 41,157
Add: Noninterest income	25,323	33,874	27,632
Less: Noninterest expense	39,019	60,457	50,365
Pre-provision net revenue	8,523	11,701	18,424
Adjusted noninterest income			
Noninterest income	$ 25,323	$ 33,874	$ 27,632
Less: Adjusted noninterest income items			
Net gain on sale of premises and equipment	5	3,459	—
Total adjusted noninterest income items (a)	5	3,459	—
Adjusted noninterest income (b)	25,318	30,415	27,632
Adjusted noninterest expense			
Noninterest expense	$ 39,019	$ 60,457	$ 50,365
Less: Adjusted noninterest expense items			
HMNF acquisition-related expenses	28	7,729	286
Severance and signing bonus expense[1]	280	2,276	1,027
Total adjusted noninterest expense items (c)	308	10,005	1,313
Adjusted noninterest expense (d)	38,711	50,452	49,052
Adjusted pre-provision net revenue			
Add: Net interest income	$ 22,219	$ 38,284	$ 41,157
Add: Adjusted noninterest income (b)	25,318	30,415	27,632
Less: Adjusted noninterest expense (d)	38,711	50,452	49,052
Adjusted pre-provision net revenue	8,826	18,247	19,737
Adjusted Efficiency ratio			
Adjusted noninterest expense (d)	$ 38,711	$ 50,452	$ 49,052
Less: Intangible amortization expense	1,324	2,804	2,710
Adjusted noninterest expense for efficiency ratio (e)	37,387	47,648	46,342
Total tax-equivalent revenue			
Add: Net interest income	22,219	38,284	41,157
Add: Adjusted noninterest income (b)	25,318	30,415	27,632
Add: Tax-equivalent adjustment	246	385	520
Total tax-equivalent revenue (f)	47,783	69,084	69,309
Adjusted efficiency ratio (e)/(f)	78.24%	68.97%	66.86%

1. Includes HMNF acquisition-related personnel expenses.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly		
Lettered items are continued from the prior slide	1Q 2024	4Q 2024	1Q 2025
Adjusted net income			
Net Income	$ 6,432	$ (66)	$ 13,315
Less: Adjusted noninterest income items (net of tax)[1] (a)	4	2,733	-
Add: HMNF Day One Provision for Credit Losses (net of tax)[1]	-	6,140	-
Add: Adjusted noninterest expense items (net of tax)[1] (c)	243	7,904	1,037
Adjusted net income (g)	6,671	11,245	14,352
Adjusted earnings per share			
Adjusted net income (g)	$ 6,671	$ 11,245	$ 14,352
Less: Dividends and undistributed earnings allocated to participating securities	40	(54)	99
Adjusted net income available to common (h)	6,631	11,299	14,253
Diluted average common shares outstanding (i)	19,986	25,144	25,653
Adjusted earnings per share (h) / (i)	0.33	0.45	0.56
Adjusted return on average assets			
Average total assets (j)	4,139,053	5,272,777	5,272,319
Adjusted return on average assets (g)/(j)	0.65%	0.85%	1.10%
Adjusted return on average tangible common equity			
Adjusted net income (g)	$ 6,671	$ 11,245	$ 14,352
Add: Intangible amortization expense (net of tax)[1]	1,046	2,215	2,141
Adjusted net income, excluding intangible amortization (k)	7,717	13,460	16,493
Average total equity	367,248	478,092	499,224
Less: Average goodwill	46,783	84,393	85,634
Less: Average other intangible assets (net of tax)[1]	13,018	34,107	33,718
Average tangible common equity (l)	307,447	359,592	379,872
Adjusted return on average tangible common equity (k)/(l)	10.10%	14.89%	17.61%

1. Adjusted items are shown after-tax using a 21% tax rate.